THE PERKINS DISCOVERY FUND
                          THE PERKINS OPPORTUNITY FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

The Perkins Discovery Fund and The Perkins Opportunity Fund are aggressive growth stock mutual funds. Each Fund seeks capital appreciation.

The Perkins Discovery Fund invests principally in common stocks of micro-cap companies.

The Perkins Opportunity Fund invests principally in common stocks of small to medium-cap companies.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE WHETHER THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS A CRIMINAL OFFENSE FOR ANYONE TO INFORM YOU OTHERWISE.

                  THE DATE OF THIS PROSPECTUS IS JULY 30, 1999

                                TABLE OF CONTENTS

     An Overview of the Funds...............................................   2
     Performance............................................................   3
     Fees and Expenses......................................................   4
     Investment Objective and Principal Investment Strategies...............   5
     Principal Risks of Investing in the Funds..............................   6
     Investment Advisor.....................................................   7
     Shareholder Information................................................   7
     Pricing of Fund Shares.................................................  12
     Dividends and Distributions............................................  12
     Tax Consequences.......................................................  13
     Rule 12b-1 Fees........................................................  13
     Financial Highlights...................................................  14

                            AN OVERVIEW OF THE FUNDS

THE FUNDS' INVESTMENT GOAL

Each Fund seeks long-term capital appreciation.

THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

THE PERKINS DISCOVERY FUND. The primary emphasis of this Fund is investing in common stocks of domestic companies with a market capitalization at the time of purchase of under $100 million.

DUE TO INVESTMENT CONSIDERATIONS, THE DISCOVERY FUND WILL CLOSE TO NEW INVESTORS WHEN IT REACHES $50 MILLION IN TOTAL ASSETS. IF THE FUND CLOSES TO NEW INVESTORS, THE TRUSTEES MAY DETERMINE TO REOPEN THE FUND AT SOME POINT BASED ON MARKET CONDITIONS AND OTHER FACTORS.

THE PERKINS OPPORTUNITY FUND. Although this Fund may invest in domestic companies of any size from small to large-cap, its primary emphasis is investing in the common stocks of small to medium-cap companies.

Each Fund is an aggressive growth fund, with The Perkins Discovery Fund being the more aggressive of the two.

In selecting investments, the Advisor seeks opportunities for growth by investing in companies that it believes will appreciate in value. In its selection process, the Advisor visits companies, reads a variety of reports and publications and utilizes computer programs to assess an individual security's attractiveness.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

There is the risk that you could lose money on your investment in the Funds. The following risks could affect the value of your investment:

*    The stock market declines
*    Interest rates go up which can result in a decline in the equity market
*    Growth stocks fall out of favor with investors
* Stocks in the Funds' portfolios may not increase their earnings at the rate anticipated
* Securities of smaller and new companies, particularly micro-cap companies, involve greater risk than investing in larger more established companies

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds may be appropriate for investors who:

*    Are pursuing a long-term goal such as retirement
* Want to add an aggressive investment with growth potential to their investment portfolio
*    Understand and can bear the risks of investing in small companies
* Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

The Fund may not be appropriate for investors who:

*    Need regular income or stability of principal
*    Are pursuing a short-term goal

                                   PERFORMANCE

     The following performance information indicates some of the risks of investing in The Perkins Opportunity Fund. This past performance will not necessarily continue in the future. The Perkins Discovery Fund commenced operations on April 9, 1998 and does not have a full calendar year's performance. Therefore, its performance cannot be reported in this section of the Prospectus. The Funds' financial statements and other information are included in the annual reports which are available upon request.

     The bar chart shows how The Opportunity Fund's total return has varied from year to year. The bar chart does not reflect sales charges that you may pay to purchase Fund shares. If they were included, the returns would be less than those shown. The table shows The Opportunity Fund's average return over time compared with broad-based market indices that include stocks of companies similar to those considered for purchase by the Fund. Unlike the bar chart, the table assumes that the maximum sales charge was paid.

CALENDAR YEAR TOTAL RETURNS (%)*

 1994     1995     1996     1997      1998
 ----     ----     ----     ----      ----
14.85%   70.35%   -7.33%   -17.08%   -16.01%

* The Opportunity Fund's year-to-date return as of 6/30/99 was 18.68%.

During the period shown in the bar chart, the Fund's highest quarterly return was 26.89% for the quarter ended September 30, 1994 and the lowest quarterly return was -29.67% for the quarter ended September 30, 1998.

AVERAGE  ANNUAL
TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                 Since Inception
                                          1 Year     5 Years        (2/18/93)
                                          ------     -------     ---------------
The Perkins Opportunity Fund             -16.01%       4.77%          10.12%
S&P 500 Index*                            28.58%      24.06%          22.17%
Russell 2000 Index**                      -2.55%      11.87%          12.89%

----------
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.

** The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stocks. The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies.

                                FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                          Discovery  Opportunity
                                                            Fund*       Fund
                                                           ------      ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price).....................    4.75%       4.75%
Maximum deferred sales charge (load).....................    None        None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

Management Fees..........................................    1.00%       1.00%
Distribution and Service (12b-1) Fees**..................    0.25%       0.25%
Other Expenses...........................................   23.47%       1.04%
                                                           ------      ------
Total Annual Fund Operating Expenses.....................   24.72%       2.29%
Fee Reduction and/or Expense Reimbursement...............  (22.22%)      None
                                                           ------      ------
Net Expenses.............................................    2.50%       2.29%
                                                           ======      ======

----------
* The Advisor has contractually agreed to reduce its fees and/or pay expenses of The Discovery Fund for an indefinite period to ensure that the Fund's Total Annual Fund Operating Expenses will not exceed the net expense amount shown. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time.

** For the fiscal year ended March 31, 1999, the Distributor agreed to cap each Fund's 12b-1 fee at 0.20%.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example was calculated using Net Operating Expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                                                      Discovery      Opportunity
                                                        Fund            Fund
                                                      ---------      -----------
     One Year......................................    $  716          $  696
     Three Years...................................    $1,217          $1,156
     Five Years....................................    $1,742          $1,642
     Ten Years.....................................    $3,176          $2,977

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The goal of each Fund is to seek capital appreciation.

     The Advisor's approach to equity investments is to seek opportunities for growth by investing in companies that it believes will appreciate in value. The Advisor seeks to discover investment opportunities primarily by searching for companies that it believes are in the process of undergoing some type of fundamental change. Stocks are purchased when it is believed that change will result in higher earnings and/or a higher price/earnings ratio and thus a higher share price when that change is discovered by others. Companies undergoing change may have new products, processes, strategies, management, or may be subject to change by external forces. Although there is no regional or geographical limit to the location of portfolio companies, many of the companies in the Funds' portfolios are located in the Upper Midwest states.

     In its investment selection process, the Advisor visits companies, reads a variety of reports and publications and utilizes computer programs to derive fundamental selection criteria. The Advisor also uses technical chart analysis as an aid in selecting what the Advisor believes to be the best buy or sale point for a particular security.

     Under normal  market  conditions,  a  substantial  portion of The Discovery
Fund's assets will be invested in securities of companies with market capitalizations of less than $100 million at the time of purchase. Although The Opportunity Fund may invest in securities of companies of any size, under normal conditions, a substantial portion of its assets will be invested in securities of companies with market capitalizations of less than $1 billion. The Advisor believes that such companies provide an opportunity for superior returns because these companies:

*    are not as well known to the investing public
*    have less investor following
*    have limited public information about them or their industry
*    offer unique products, services or technologies
*    serve special or expanded niches

     The Advisor will typically sell a holding when the reasons that the holding was purchased change. When a holding works as anticipated it may be sold when the Advisor's price target is reached, when the holding becomes overvalued in the Advisor's opinion, or when technical chart analysis indicates that a good sale point has been reached. When a holding doesn't work out as anticipated the reasons why the holding was purchased may have changed or the Advisor may have been wrong about those reasons to begin with. In this situation the Advisor will use fundamental and technical analysis to attempt to liquidate the position at the best price possible.

     Each Fund anticipates that its portfolio turnover rate will not exceed 100%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect a Fund's performance.

     Under normal market conditions, each Fund will stay fully invested in stocks. However, a Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     The principal risks of investing in the Funds that may adversely affect a Fund's net asset value or total return are summarized above in "An Overview of the Funds." These risks are discussed in more detail below.

     MARKET RISK. The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

     SMALLER COMPANIES RISK. Investments in smaller companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

     Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges or than the market averages in general. In addition, the Funds and other client accounts of the Advisor, together may hold a significant percentage of a company's outstanding shares. When making larger sales, the Funds might have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

     For these reasons, each Fund's net asset value may be volatile.

     YEAR 2000 RISK. The risk that a Fund could be adversely affected if the computer systems used by the Advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." This situation may negatively affect the companies in which the Funds invest and by extension the value of the Funds' shares. Although each Fund's service providers are taking steps to address this issue, there may still be some risk of adverse effects.

                               INVESTMENT ADVISOR

     Perkins Capital Management, Inc., founded in 1984, is the investment advisor to the Funds. The Advisor's address is 730 East Lake Street, Wayzata, MN 55391-1769. The Advisor manages assets in excess of $200 million for individual and institutional investors. The Advisor provides the Funds with advice on buying and selling securities. The Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. For its services, The Discovery Fund will pay the Advisor a monthly management fee based upon its average daily net assets at the rate of 1.00% annually. For the fiscal year ended March 31, 1999, The Opportunity Fund paid the Advisor a monthly management fee based upon its average daily net assets at the rate of 1.00% annually.

PORTFOLIO MANAGERS

     Mr.  Richard  W.  Perkins  and  Mr.  Daniel  S.  Perkins  are   principally
responsible for the management of each Fund's portfolio. Each has been associated with the Advisor since its inception.

FUND EXPENSES

     Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of The Discovery Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 2.50% of the Fund's average daily net assets. At times, the Advisor may reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Advisor are subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (After startup, The Discovery Fund is permitted to look for longer periods of four and five years.) Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

     You may open a Fund account with $2,500 and add to your account at any time with $100 or more. You may open a retirement plan account with $1,000 and add to your account at any time with $100 or more. After your have opened your account, you may make subsequent monthly investments with $100 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

     You may purchase shares of the Funds by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Funds are not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

     Shares of the Funds are sold at the public offering price. The public offering price is the net asset value of a Fund share, plus a front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

                                        As a Percentage of    As a Percentage of
Your Investment                           Offering Price        Your Investment
---------------                           --------------        ---------------
Less than $50,000                              4.75%                 4.99%
$50,000 but less than $100,000                 4.00%                 4.17%
$100,000 but less than $250,000                3.00%                 3.09%
$250,000 but less than $500,000                2.00%                 2.04%
$500,000 but less than $1,000,000              1.00%                 1.01%
$1,000,000 or more                             None                   None

     You may qualify for a reduced sales charge on the purchase of Fund shares. Contact the Funds at (800) 998-3190 for details.

PURCHASES AT NET ASSET VALUE

     Shares of the Funds may be purchased at net asset value by officers, Trustees, directors and full-time employees of the Trust, the Advisor, the Administrator, the Distributor and affiliates of such companies, by their family members, by persons and their family members who are direct investment advisory clients of the Advisor, registered representatives and employees of firms which have sales agreements with the Distributor, investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner of other intermediaries on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" and by such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the Funds or the Distributor.

     Investors may purchase shares of the Funds at net asset value to the extent that the investment represents the proceeds from the redemption, within the previous 60 days, of shares (the purchase price of which included a sales charge) of another mutual fund. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Transfer Agent either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of The Perkins Funds, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction.

     Investors who qualify to buy Fund shares at net asset value may be charged a fee if they effect transactions in a Fund's shares through a broker or agent.

BY CHECK

     If you are making an initial investment in a Fund, simply complete the Application Form included with this Prospectus and mail it with a check (made payable to "The Perkins Discovery Fund" or "The Perkins Opportunity Fund") to:

          PFPC, Inc.
          P.O. Box 8813
          Wilmington, DE 19899-9752

     If you wish to send your Application Form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

          The Perkins Funds
          c/o PFPC, Inc.
          400 Bellevue Parkway
          Wilmington, DE 19890

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "The Perkins Discovery Fund" or "The Perkins Opportunity Fund" to the Transfer Agent in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

BY WIRE

     If you are making an initial investment in a Fund, before you wire funds you should call the Transfer Agent at (800) 280-4779 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name, address, tax identification number, Fund name, the dollar amount you are investing and the name of the wiring bank. You will then receive your account number. You should then complete the Account Application included with this Prospectus and mail it to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to:

          PNC Bank
          Philadelphia, PA
          ABA#031-0000-53
          DDA#86-0179-1166
          For credit to Perkins [Name of Fund]
          For further credit to
          [investor's name and account number]

     If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to call the Transfer Agent at (800) 280-4779. IT IS ESSENTIAL THAT YOUR BANK INCLUDE THE NAME OF THE FUND AND YOUR ACCOUNT NUMBER IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Funds.

     Dealers who have a sales agreement with the Distributor may place orders for the purchase of Fund shares on behalf of clients at the offering price next determined after receipt of the client's order by calling PFPC, Inc., the

Transfer Agent, at (800) 280-4779. Shares are also available for purchase by financial intermediaries through brokers or dealers who have service or sales agreements with the Funds or the Distributor. The Distributor or its affiliates, at their expense, may provide additional compensation to dealers in connection with the sale of Fund shares. If the order is placed by 4:00 p.m., Eastern time, on any day that the NYSE is open for trading, and forwarded promptly to the Transfer Agent or any other service agent, it will be confirmed at the applicable offering price on that day. The dealer is responsible for placing orders promptly with the Transfer Agent and for promptly forwarding payment. You may be charged a fee if you effect transactions in Fund shares through a broker or agent.

AUTOMATIC INVESTMENT PLAN

     For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize a Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

     The Funds offer an Individual Retirement Account ("IRA") plan. You may obtain information about opening an IRA account by calling (800) 998-3190. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

HOW TO EXCHANGE SHARES

     You may exchange shares of one Fund for shares of the other Fund without paying an additional sales charge on any day the Funds and NYSE are open for business.

     BY MAIL. You may exchange your shares by simply sending a written request to the Funds' Transfer Agent. You should give the name of the Fund, your name and account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear in the account registration.

     BY TELEPHONE. If your account has telephone privileges, you may also exchange shares by calling the Transfer Agent at (800) 280-4779 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the NYSE is open for normal trading. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How to Sell Shares." The Funds reserve the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Funds may modify, restrict or terminate the exchange privilege at any time.

HOW TO SELL SHARES

     You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative.

     You may redeem your shares by simply sending a written request to the Transfer Agent. You should give the name of the Fund, your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

          PFPC, Inc.
          P.O. Box 8813
          Wilmington, DE 19899-9752

     To protect the Funds and their shareholders, a signature guarantee is required for all written redemption requests over $5,000. Signature(s) on the redemption request must be guaranteed by an eligible institution acceptable to the Funds' Transfer Agent, such as a domestic bank or trust company, broker-dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

     If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (800) 280-4779 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

     Before executing an instruction received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (800) 280-4779 for instructions.

     You may have difficulties in making a telephone exchange or redemption during periods of abnormal market activity. If this occurs, you may make your exchange or redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by a Fund. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     Each Fund may redeem the shares in your account if the value of your account is less than $1,500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,500 before the Fund takes any action.

     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PROGRAM

     As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

     A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

     The price of each Fund's shares is based on its net asset value. This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. Each Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. Each Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

     The Funds will make distributions of dividends and capital gains, if any, at least annually, typically after their fiscal year end. The Funds will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

     All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash; or (2) receive capital gains in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

                                TAX CONSEQUENCES

     The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                                 RULE 12B-1 FEES

     Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under that Plan, each Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund's shares. The maximum amount of the fee authorized is 0.25% of each Fund's average daily net assets annually. Each Fund is currently paying a distribution fee of 0.20% of its average daily net asset annually. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

     In addition, each Fund has entered into a Shareholder Servicing Agreement with the Advisor, as Distribution Coordinator. Under the Agreement, each Fund is authorized to pay the Advisor a maximum fee in the amount of 0.25% of each Fund's average daily net asset annually. Payments to the Advisor under the Agreement reimburse the Advisor for payments it makes to selected brokers, dealers and administrators who have entered into Service Agreements for services provided to shareholders of the Funds.

                              FINANCIAL HIGHLIGHTS

      This table shows each Fund's financial performance for up to the past five years. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, Independent Certified Public Accountants. Their report and the Funds' financial statements are included in the Annual Reports, which are available upon request.

                           THE PERKINS DISCOVERY FUND

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  April 9, 1998*
                                                                     through
                                                                  March 31, 1999
                                                                  --------------
Net asset value, beginning of period ...........................     $ 15.00

Income from investment operations:
      Net investment loss ......................................       (0.15)
      Net realized and unrealized gain on investments ..........        2.50
                                                                     -------
Total from investment operations ...............................        2.35
                                                                     -------

Net asset value, end of period .................................     $ 17.35
                                                                     =======

Total return ...................................................       15.67%

Ratios/supplemental data:
      Net assets, end of period (millions) .....................     $   0.8
Ratio of expenses to average net assets:
      Before expense reimbursement .............................       24.67%+
      After expense reimbursement ..............................        2.50%+
Ratio of net investment loss to average net assets:
      Before expense reimbursement .............................      (23.41%)+
      After expense reimbursement ..............................       (1.24%)+

Portfolio turnover rate ........................................      137.32%

* Commencement of operations.
+ Annualized.

                          THE PERKINS OPPORTUNITY FUND

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                      Year Ended March 31,
                                                      ---------------------------------------------------
                                                       1999       1998       1997       1996++     1995++
                                                      -------    -------    -------    -------    -------
Net asset value, beginning of year ................   $ 14.24    $ 12.58    $ 18.78    $ 13.03    $ 10.37
Income from investment operations:
  Net investment loss .............................     (0.24)     (0.34)     (0.24)     (0.12)     (0.13)
  Net realized and unrealized gain
    (loss) on investments .........................     (2.15)      2.00      (4.98)      6.66       3.79
                                                      -------    -------    -------    -------    -------
Total from investment operations ..................     (2.39)      1.66      (5.22)      6.54       3.66
                                                      -------    -------    -------    -------    -------
Less distributions:
  From net capital gains ..........................      0.00       0.00      (0.98)     (0.79)     (1.00)
                                                      -------    -------    -------    -------    -------
Net asset value, end of year ......................   $ 11.85    $ 14.24    $ 12.58    $ 18.78    $ 13.03
                                                      =======    =======    =======    =======    =======
Total return ......................................    (16.78)%    13.20%    (28.94)%    51.29%     38.72%

Ratios/supplemental data:
Net assets, end of year (millions) ................   $  31.8    $  56.1    $  75.3    $  92.3    $  12.5
Ratio of expenses to average net assets:
  Before expense reimbursement ....................      2.24%      2.27%      1.90%      1.97%      3.08%
  After expense reimbursement .....................      2.24%      2.27%      1.90%      1.97%      2.63%
Ratio of net investment loss to average net assets:
  Before expense reimbursement ....................     (1.69)%    (1.85)%    (1.25)%    (1.16)%    (2.76)%
  After expense reimbursement .....................     (1.69)%    (1.85)%    (1.25)%    (1.16)%    (2.31)%

Portfolio turnover rate ...........................     19.34%     53.37%     86.88%     92.45%    124.86%

++ Per share data has been restated to give effect to a 2-for-1 stock split to shareholders of record as of the close on June 3, 1996.

                           THE PERKINS DISCOVERY FUND
                          THE PERKINS OPPORTUNITY FUND,
                        SERIES OF PROFESSIONALLY MANAGED
                            PORTFOLIOS (THE "TRUST")

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                         Perkins Capital Management, Inc
                              730 East Lake Street
                             Wayzata, MN 55391-1769
                            Telephone: 1-800-998-3190

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009, or

*    For a fee, by calling 1-800-SEC-0330, or

*    Free   of   charge   from   the    Commission's    Internet    website   at
     http://www.sec.gov.

                                         (The Trust's SEC Investment Company Act
                                                        file number is 811-5037)

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 30, 1999

                           THE PERKINS DISCOVERY FUND
                          THE PERKINS OPPORTUNITY FUND,
                                    SERIES OF
                        PROFESSIONALLY MANAGED PORTFOLIOS
                              730 EAST LAKE STREET
                             WAYZATA, MN 55391-1713
                                 (800) 280-4779
                                 (612) 473-8367

         This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated July 30, 1999, as may be revised, of The Perkins Discovery Fund ("Discovery Fund") and The Perkins Opportunity Fund ("Opportunity Fund"). The Discovery Fund and The Opportunity Fund are referred to herein collectively as "the Funds." Perkins Capital Management, Inc. (the "Advisor") is the investment adviser to the Funds. Copies of the Fund's Prospectus is available by calling either of the numbers above.

                                TABLE OF CONTENTS

The Trust ................................................................B-2
Investment Objectives and Policies .......................................B-2
Investment Restrictions...................................................B-10
Distributions and Tax Information ........................................B-12
Trustees and Executive Officers ..........................................B-15
The Funds' Investment Advisor ............................................B-17
The Funds' Administrator .................................................B-17
The Funds' Distributor ...................................................B-18
Execution of Portfolio Transactions.......................................B-19
Portfolio Turnover........................................................B-21
Additional Purchase and Redemption Information............................B-21
Determination of Share Price..............................................B-24
Performance Information...................................................B-25
General Information.......................................................B-26
Financial Statements......................................................B-28
Appendix..................................................................B-28

                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Funds.

         The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee, or may be accessed via the world wide web at http://www.sec.gov.

                       INVESTMENT OBJECTIVES AND POLICIES

         Each Fund is a mutual fund with the investment objective of seeking capital appreciation. Each Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that it may hold no more than 10% of the voting securities of a single issuer. The following discussion supplements the discussion of the Funds' investment objectives and policies as set forth in the Prospectus. There can be no assurance the objective of either Fund will be attained.

PREFERRED STOCK

         A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer by dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

CONVERTIBLE SECURITIES AND WARRANTS

         The Funds may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. Each Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. Each Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

ILLIQUID SECURITIES

         Neither Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

WHEN-ISSUED SECURITIES

         Each Fund is authorized to purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is each Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. Each Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

SECURITIES LENDING

         Although each Fund's objective is capital appreciation, each Fund reserves the right to lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to a Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan, marked to market daily. During the time the portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. It is not anticipated that more than 5% of the value of a Fund's portfolio securities will be subject to lending.

SHORT SALES

         Each Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses s Fund may be required to pay in connection with a short sale.

         No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

         Whenever a Fund engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

LEVERAGE THROUGH BORROWING

         Each Fund may borrow money for leveraging purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

FOREIGN INVESTMENTS

         Each Fund may invest up to 10% of its total assets in U.S. dollar denominated securities of foreign issuers, including American Depositary Receipts. In addition, each Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

         DEPOSITARY RECEIPTS. The Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets.

         RISKS OF FOREIGN SECURITIES. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. The euro conversion, that will take place over a several-year period, could have potential adverse effects on a Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with a Fund's operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on a Fund's share price.

OPTIONS ON SECURITIES

         Although it has no present intention of doing so, each Fund reserves the right to engage in certain purchases and sales of options on securities. A Fund may write (i.e., sell) call options ("calls") on equity securities if the calls are "covered" throughout the life of the option. A call is "covered" if a Fund owns the optioned securities. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, a Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

         Each Fund may purchase a call on securities to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by a Fund on which it wishes to terminate its obligation. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

         Each Fund also may write and purchase put options ("puts"). When a Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. When a Fund writes a put, it will maintain at all times during the option period, in a segregated account, liquid assets equal in value to the exercise price of the put.

         A Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

         The Funds' custodian, or a securities depository acting for them, generally acts as escrow agent as to the securities on which the Funds have written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Funds. Until the underlying securities are released from escrow, they cannot be sold by the Funds.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

SHORT-TERM INVESTMENTS

         Each  Fund  may  invest  in  any  of  the  following   securities   and
instruments:

         U. S. GOVERNMENT SECURITIES. U.S. Government securities in which a Fund may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

         All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.

         Among the U.S. Government securities that may be purchased by a Fund are "mortgage- backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which represent pools of mortgages that are assembled, with interests sold in the pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of interests in the pool; thus each payment to holders may contain varying amounts of principal and interest. Prepayments of the mortgages underlying these securities may result in a Fund's inability to reinvest the principal at comparable yields. Mortgage-backed securities also include "collateralized mortgage obligations," which are similar to conventional bonds in that they have fixed maturities and interest rates and are secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.

         In addition to buying certificates of deposit and bankers' acceptances, each Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         COMMERCIAL PAPER AND SHORT-TERM NOTES. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Funds and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of that Fund's outstanding voting securities as defined in the 1940 Act.

         The Discovery Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

              (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         4. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

         5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S.
Government, its agencies or instrumentalities.)

         6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

         7. Invest in any issuer for purposes of exercising control or management.

         8. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies which in the aggregate would exceed 10% of the value of the Fund's total assets.

         9. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

         10. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

         The Opportunity Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

              (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         4. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

         5. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

         6. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S.
Government, its agencies or instrumentalities.)

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

         8. Invest in any issuer for purposes of exercising control or management.

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

         9. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of
5%
of the value of the Fund's total assets, or the Fund owning securities of investment companies which in the aggregate would exceed 10% of the value of the Fund's total assets.

         10. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

         11. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

         If a percentage restriction described in the Funds' Prospectuses or this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policy regarding borrowing or the purchase of restricted or illiquid securities.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

         Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus. Also, the Funds expect to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

         Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

         Each Fund's ordinary income generally consists of interest, dividend income and income from short sales, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of a Fund.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of each Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of each Fund's gross income attributable to qualifying dividends is largely dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend.

         Any long-term or mid-term capital gain distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of the length of time shares have been held. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

         A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

         Under the Code, each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

         Each Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in a Fund.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a

U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations, dates of birth and principal occupations for the past five years are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Steven J. Paggioli,* 04/03/50 President and Trustee
915 Broadway, New York, New York 10010. Executive Vice President, The Wadsworth Group (consultants); Executive Vice President of Investment Company Administration L.L.C. ("ICA") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor).

Dorothy A. Berry, 08/12/43 Chairman and Trustee
14 Five Roses East, Ancram, NY 12502. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook 09/10/39 Trustee
One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel 05/23 /38 Trustee
2 Crown Cove Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. (computer software); formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington 06/01/44 Trustee
1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Robert M. Slotky* 6/17/47 Treasurer
2020 E. Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, ICA since May 1997; former instructor of accounting at California State University-Northridge (1997); Chief Financial Officer, Wanger Asset Management L.P. and Treasurer of Acorn Investment Trust (1992- 1996).

Robin Berger* 11/17/56 Secretary
915 Broadway, New York, New York 10010. Vice President, The Wadsworth Group.

Robert H. Wadsworth* 01/25/40 Vice President
4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group; President of ICA and FFD.

* Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested Trustees receive an annual retainer of $10,000 and a fee of $2,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $5,000. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee from the portfolios of the Trust.

         Name of Trustee                     Total Annual Compensation
         ---------------                     -------------------------

         Dorothy A. Berry                    $25,000
         Wallace L. Cook                     $20,000
         Carl A. Froebel                     $20,000
         Rowley W.P. Redington               $20,000

         During the fiscal year ended March 31, 1999, trustees' fees and expenses in the amount of $4,707 were allocated to The Opportunity Fund. For the period April 9, 1998 (commencement of operations) through March 31, 1999, trustees fees and expenses in the amount of $3,426 were allocated to The Discovery Fund. As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of either Fund.

                          THE FUNDS' INVESTMENT ADVISOR

         As stated in the Prospectus, investment advisory services are provided to the Funds by Perkins Capital Management, Inc., the Advisor, pursuant to Investment Advisory Agreements (the "Advisory Agreements") . The Advisor is controlled by Richard Perkins, Sr. Richard Perkins, Jr.
and Daniel Perkins.

         Each Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the Advisory Agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

         The use of the name "Perkins" by the Funds is pursuant to a license granted by the Advisor, and in the event the Advisory Agreements with the Funds are terminated, the Advisor has reserved the right to require the Funds to remove any references to the name "Perkins."

         For the fiscal years ended March 31, 1999, 1998 and 1997, the Advisor received fees of $387,486, $726,828 and $1,152,114, respectively, from The Opportunity Fund.

         For the period April 9, 1998 through March 31, 1999, The Discovery Fund accrued $5,616 in advisory fees, all of which was waived by the Advisor. For the same period, the Advisor voluntarily reimbursed the Discovery Fund an additional $119,373 in expenses.

                            THE FUNDS' ADMINISTRATOR

         The  Funds  have  Administration  Agreements  with  Investment  Company
Administration LLC (the "Administrator"), a corporation partly owned and controlled by Messrs. Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreements provide that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualification and/or registration to sell shares in all states where the Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Funds' daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

         Average Net Assets                     Fee or Fee Rate
         ------------------                     ---------------

         Under $12 million                      $30,000
         $12 to $50 million                     0.25% of average net assets
         $50 to $100 million                    0.20% of average net assets
         $100 million to $200 million           0.15% of average net assets
         Over $200 million                      0.10% of average net assets

         For the fiscal years ending March 31, 1999, 1998 and 1997, the Administrator received fees of $66,370, $140,366 and $246,706, respectively, from The Opportunity Fund.

         For the period April 9, 1998 through March 31, 1999, the Administrator received fees of $29,260 from The Discovery Fund.

                             THE FUNDS' DISTRIBUTOR

         First Fund Distributors, Inc. (the "Distributor"), a corporation partly owned by Messrs. Paggioli and Wadsworth, acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distribution Agreements between the Funds and the Distributor continue in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund to which the Agreement applies (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         For the fiscal years ended March 31, 1999, 1998 and 1997, the aggregate sales commissions received by the Distributor with respect to The Opportunity Fund were $1,590, $110 and 107, respectively.

         For the period April 9, 1998 through March 31, 1999, the aggregate sales commissions received by the Distributor with respect to The Discovery Fund were $2,481.

         Each Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Each Plan provides that a Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets (currently 0.20%). The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity.

         For the fiscal year ended March 31, 1999, The Opportunity Fund paid fees of $77,497 under its Plan, of which $9,664 was paid out as selling compensation to dealers, $12,369 was for reimbursement of printing, postage and office expenses, $40,391 was for compensation to the Distributor and $15,073 was for reimbursement of advertising and marketing materials expenses.

         For the period April 9, 1998 through March 31, 1999, The Discovery Fund paid fees of $1,407 under its Plan, of which $39 was paid out as selling compensation to dealers, $650 was for reimbursement of printing, postage and office expenses, $267 was for compensation to sales personnel and $451 was for reimbursement of advertising and marketing materials expenses.

         Each Fund also has a Shareholder Service Plan pursuant to which payments or reimbursements of payments may be made to selected brokers, dealers or administrators which have entered into agreements for services provided to shareholders of the Funds.

         For the fiscal year ended March 31, 1999, fees of $55,740 were paid pursuant to The Opportunity Fund's Shareholder Service Plan.

         For the period April 9, 1998 through March 31, 1999, fees of $1,126 were paid pursuant to The Discovery Fund's Shareholder Service Plan.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory Agreements, the Advisor determines which securities are to be purchased and sold by the Funds and selects the broker-dealers to execute the Funds' portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to the Advisor that the Advisor may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such services, products and information, which are in addition to and not in lieu of the services required to be performed by it under its Agreements with the Funds, to be useful in varying degrees, but not necessarily capable of definite valuation.

         The Advisor may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Funds. Products, services and informational items may be provided directly to the Advisor by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

         In some cases, brokers will pay for all of or a portion of products that can be or are used for both trading and research and administrative (i.e., non-trading/non-research) purposes. Typical of these types of products and services are computer hardware systems, computer software, employee education, communication equipment, special communication lines, news services and other products and services which provide appropriate assistance to the Advisor in the performance of its investment decision-making, but could also be used for administrative purposes. In these cases, the Advisor allocates the research portion payable by the broker based on usage. For instance, the Advisor believes that its computer systems and software serve an important research and account management function; however, its computer system is also used for administrative purposes. On an ongoing basis, the Advisor allocates the administrative portion of the expenses to be paid directly the Advisor and the research portion to be paid by brokers who execute security transaction for the Advisor. Since this allocation of cost between research and non-research functions is determined solely by the Advisor, a conflict of interest may exist in its calculation.

         Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.
Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual funds. In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security will be allocated between that Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for that Fund.

         The Funds do not effect securities transactions through brokers solely for selling shares of the Funds, although the Funds may consider the sale of shares as a factor in allocating brokerage. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The Funds do not use the Distributor to execute their portfolio transactions.

         For the fiscal year ended March 31, 1999, The Opportunity Fund paid $91,974 in brokerage commissions, of which $73,196 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 1998, The Opportunity Fund paid $233,821 in brokerage commissions, of which $131,471 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 1997, The Opportunity Fund paid $333,259 in brokerage commissions.

         For the period April 9, 1998 through March 31, 1999, The Discovery Fund paid $8,489 in brokerage commissions, of which $6.277 was paid to firms for research, statistical or other services provided to the Advisor.

                               PORTFOLIO TURNOVER

         Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." Opportunity Fund's portfolio turnover rate for the fiscal years ended March 31, 1999 and 1998 was 19.34% and 53.37%, respectively. Discovery Fund's portfolio turnover rate for the period April 9, 1998 through March 31, 1999 was 137.32%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The information provided below supplements the information contained in the Funds' Prospectus regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES

         You may purchase shares of a Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined public offering price after receipt of the order by such agent before the Portfolio's daily cutoff time. Orders received after that time will be purchased at the next-determined public offering price.

REDUCED SALES CHARGES

         The reduced sales charges, as noted in the Prospectus, apply to quantity purchases made at one time by a "person," which means (i) an individual, (ii) members of a family (i.e., an individual, spouse and children under age 21), or (iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. In addition, purchases of shares made during a thirteen-month period pursuant to a written Letter of Intent are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount being purchased and the value, at offering price, of shares owned at the time of investment. Automatic Investment Plan

         As discussed in the Prospectus, the Funds provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Funds on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Funds. The market value of the Funds' shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

         The public offering price of Portfolio shares is the net asset value, plus the applicable sales charge. Each Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Funds' Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE and forwarded promptly to the Transfer Agent to receive that day's public offering price.

DEALER COMMISSIONS

         The Distributor pays a portion of the sales charges imposed on purchases of Fund shares to retail dealers, as follows: Dealer Commission as a % of Your investment offering price

         Less than $50,000                                             4.50%
         $50,000 but less than $100,000                                3.75
         $100,000 but less than $250,000                               2.80
         $250,000 but less than $500,000                               1.85
         $500,000 but less than $1,000,000                             0.90
         $1,000,000 or more                                            None

         The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds' shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund's shares.

HOW TO SELL SHARES

         You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your investment representative.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE

         Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

DELIVERY OF REDEMPTION PROCEEDS

         Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of Fund shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

         At various times, a Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

TELEPHONE REDEMPTIONS

         Shareholders must have selected telephone transaction privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Funds or their agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to a Fund in writing.

         The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.

         During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

REDEMPTIONS-IN-KIND

         The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of Fund shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the NYSE closes at a different time or the Board of Trustees decides it is necessary.

         In valuing each Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                             PERFORMANCE INFORMATION

         From time to time, the Funds may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Funds' average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time.

         Each Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         Each Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:    P =  a  hypothetical  initial  purchase order of $1,000 from which the maximum sales load is deducted
          T =  average annual total return
          n =  number of years
        ERV =  ending  redeemable value of the  hypothetical  $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.

         The average annual total return for The Opportunity Fund for the period ended March 31 are as follows:

         One Year                              -20.74%
         Five Years                              5.98%
         From Inception                         10.83%
          (February 18, 1993)

         The annual total return for the Discovery Fund from inception (April 9, 1998) to March 31, 1999 is 10.16%.

         All return figures noted above include the maximum sales charge of 4.75%.

                               GENERAL INFORMATION

          Investors in the Funds will be informed of each Fund's progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

         Firstar Institutional Custody Services, located at 425 Walnut St., Cincinnati, Ohio 45201 acts as Custodian of the securities and other assets of the Funds. PFPC, Inc., P.O. Box 8813, Wilmington, DE 19899-8813 acts as the Funds' transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Funds.

         Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, are the independent auditors for the Funds.

         Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Funds.

         On June 30, 1999, the following persons owned of record more that 5% of The Discovery Fund's outstanding voting securities:

Donaldson, Lufkin & Jenrette Securities Corp Mutual Fund Dept.
PO Box 2052
New Jersey, NJ 07303 - 17.70%

Charles E. Johnson Trustee
for Charles E. Johnson Revocable Trust
904 Larson Drive
Zumbrota MN 55992 - 5.26%

USB Piper Jaffray
as Customer FBA Gary M Petrucci
222 So. 9th Street
Minneapolis, MN 55402 - 8.03%

         On June 30, 1999, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record for the exclusive benefit of customers, 6.62% of The Opportunity Fund's outstanding voting securities.

         The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

         Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

                              FINANCIAL STATEMENTS

         Each Fund's annual report to shareholders for its fiscal year ended March 31, 1999 are separate documents supplied with this SAI and the financial statements, accompanying notes and reports of independent accountants appearing therein are incorporated by reference in this SAI.

                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

         A-1--This  highest  category   indicates  that  the  degree  of  safety
regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

         A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".